EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION
1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2010 filed by CPEX Pharmaceuticals, Inc. (the “Registrant”) with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies that, to the best of his knowledge:
1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Robert P. Hebert
Robert P. Hebert
Chief Financial Officer and Vice President (Principal Financial Officer)

August 12, 2010